Exhibit 99.1

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK
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HANOVER HOLDINGS I, LLC,                  :
                                          :        Index No. 156345/2013
                         Plaintiff,       :
                                          :        ORDER APPROVING
          v.                              :        FAIRNESS, TERMS AND
                                          :        CONDITIONS OF EXCHANGE
                                          :        AND ISSUANCE PURSUANT
STEVIA CORP.,                             :        TO SECTION 3(A)(10) OF THE
                                          :        SECURITIES ACT OF 1933, AS
                         Defendant.       :        AMENDED
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     This  matter  having  come on for a hearing on July 25, 2013 to approve the fairness of the proposed terms and conditions of the proposed exchange and the issuance of securities, as described herein and reflected in the Stipulation of Settlement, dated July 16, 2013 (the "Settlement Agreement"), between Hanover Holdings I, LLC (the "Plaintiff") and Stevia Corp. ("Defendant"), and the Court having first held a hearing as to the fairness to Plaintiff of the terms and conditions of (x) the proposed exchange and transactions contemplated by the Settlement Agreement and (y) the offer and issuance of the Securities (as defined herein) by Defendant to the Plaintiff and the proposed exchange of Plaintiff's claims therefor, the Court hereby finds as follows:

     The Court was advised prior to this hearing that Defendant will rely on the exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), under Section 3(a)(10) of the Securities Act to issue shares of common stock of Defendant (the "Securities") to Plaintiff pursuant to the Settlement Agreement in exchange for Plaintiff's claims specified in the Settlement Agreement, based upon this Court's finding herein that the terms and conditions of (1) the proposed exchange and transactions
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contemplated  by the Settlement  Agreement and (2) the offer and issuance of the
Securities by Defendant to Plaintiff and the proposed exchange of Plaintiff's claims therefor, in each case of clauses (1) and (2), are procedurally and substantively fair to Plaintiff and this Court's approval of the foregoing; and

     The fairness hearing having been scheduled upon the consent of Plaintiff and Defendant (collectively, the "Parties"), Plaintiff has had adequate notice of the fairness hearing and Plaintiff is the only party to this action to whom Securities will be issued pursuant to the Settlement Agreement; and

     The terms and conditions of the proposed exchange and transactions contemplated by the Settlement Agreement and the offer and issuance of the Securities in exchange for the claims of Plaintiff as set forth in the Settlement Agreement are procedurally and substantively fair to Plaintiff, who is the only party to this action to whom Securities will be issued; and

     The fairness hearing was open to Plaintiff. Plaintiff was represented by competent counsel at the hearing who acknowledged that adequate notice of the hearing was given and consented to the entry of this Order; it is therefore,

     ORDERED, that the terms and conditions of (i) the proposed exchange and transactions contemplated by the Settlement Agreement and (ii) the offer and issuance of the Securities by Defendant to Plaintiff and the proposed exchange of Plaintiff's claims therefor, in each case of clauses (i) and (ii), are

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procedurally and substantively fair, and are hereby approved as procedurally and substantively fair to Plaintiff, within the meaning of Section 3(a)(10) of the Securities Act;

     ORDERED, that (1) the proposed exchange and transactions contemplated by the Settlement Agreement and the terms and conditions thereof and (2) the offer and issuance of the Securities by Defendant to Plaintiff and the proposed exchange of Plaintiff's claims therefor and the terms and conditions thereof, in each case of clauses (1) and (2), are hereby approved and that the offer and issuance of the Securities by Defendant to Plaintiff is hereby exempt from the registration requirements of the Securities Act under Section 3(a)(10) of the Securities Act; and it is further

     ORDERED, that this Court shall retain jurisdiction to enforce the terms and conditions of the Settlement Agreement.

                                      SO ORDERED:


                                      /s/ Saliann Scarpulla
                                      -----------------------------------
                                      J.S.C.
                                      Saliann Scarpulla
                                      7/25/2013


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